8. INCOME TAXES (Details - Deferred tax assets) - USD ($)	Mar. 31, 2017	Mar. 31, 2016
Deferred tax assets:
Capitalized research and development	$ 3,442,000	$ 3,442,000
Net operating loss carryforwards	22,060,000	20,126,000
Stock compensation	318,000	0
Total deferred tax assets	25,820,000	23,568,000
Total deferred tax liabilities	0	0
Net deferred tax assets	25,820,000	23,568,000
Valuation allowance for deferred tax assets	(25,820,000)	(23,568,000)
Net deferred tax assets	$ 0	$ 0